                                                                 Exhibit 99.1(D)

                             Computational Materials

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 1 OF 17

FIXED RATE COLLATERAL SUMMARY

Total Number of Loans                 10,222    Level  Pay/Balloon  60%/40%
Total Outstanding Loan Balance  $463,431,401    1st Lien/2nd Lien   74%/26%

                                        RANGE                          % TOTAL      # LOANS
Avg Loan Balance   $ 45,336.67   less than or equal to   24,999.99       10.81         2,899
Highest Balance    $336,958.05                25,000 -   49,999.99       31.25         3,988
Lowest Balance     $  4,065.53                50,000 -   74,999.99       25.53         1,972
                                              75,000 -   99,999.99       13.04           706
                                             100,000 -  336,958.05       19.37           657

                                     RANGE               % TOTAL             # LOANS
Wtd Avg Coupon      10.88%            7.75% -  9.99%       24.41             1,711
Highest Coupon      17.00%           10.00% - 10.99%       38.35             3,401
Lowest Coupon        7.75%           11.00% - 11.99%       20.38             2,490
                                     12.00% - 17.00%       16.87             2,620

              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 2 OF 17

FIXED RATE COLLATERAL SUMMARY CONTINUED

                                        RANGE           % TOTAL          # LOANS
Wtd. Avg Orig CLTV  78.84%          8.00% -  70.00%       19.77            2,278
Highest CLTV       100.00%         70.01% -  80.00%       33.29            2,950
Lowest CLTV          8.00%         80.01% -  90.00%       34.76            3,197
                                   90.01% - 100.00%       12.17            1,797

                                         RANGE         LEVEL PAY        BALLOON
Wtd Avg Original Term   177.18            24 -  84       0.43%           26.26%
Highest Original Term      360            85 - 120       2.28%            5.88%
Lowest Original Term        24           121 - 180      37.63%            7.74%

                                          181 - 240       6.38%      0.03%
                                          241 - 360      13.35%      0.00%



               ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 3 OF 17

FIXED RATE COLLATERAL SUMMARY CONTINUED

                                         RANGE         LEVEL PAY        BALLOON
Wtd Avg Remaining Term   176.76           23 -  84       0.48%            26.28%
Highest Remaining Term      360           85 - 120       2.31%             5.87%
Lowest Remaining Term        23          121 - 180      37.56%             7.74%
                                         181 - 240       6.38%             0.03%
                                         241 - 360      13.35%             0.00%

Property Type                        Occupancy Status
   Single Family          92.41%     Primary Residence  96.99%
   Other                   7.59%     Other               3.01%

Geographics  FL  13%, NY  7%, PA  6%, CA  5%, OH  5%



              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 4 OF 17

FLOATING RATE COLLATERAL SUMMARY

Total Number of Loans                  1,568    Level Pay/Balloon   5%/95%
Total Outstanding Loan Balance  $148,425,147    1st Lien/2nd Lien 100%/ 0%

                                                     RANGE                   % TOTAL         # LOANS
Avg Loan Balance $   94,658.89        less than or equal to   24,999.99        0.04                3
Highest Balance  $  350,000.00                     25,000 -   49,999.99        4.94              178
Lowest Balance   $   15,000.00                     50,000 -   74,999.99       17.44              410
                                                   75,000 -   99,999.99       24.87              422

                                100,000 -  350,000.00       52.71              555

                                        RANGE             % TOTAL      # LOANS
Wtd Avg Coupon       7.98%            6.40% -  9.99%       98.11        1,535
Highest Coupon      11.85%           10.00% - 10.99%        0.94           14
Lowest Coupon        6.40%           11.00% - 11.99%        0.95           19

               ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 5 OF 17

FLOATING RATE COLLATERAL SUMMARY CONTINUED

                                        RANGE           % TOTAL          # LOANS
Wtd. Avg Orig CLTV  82.74%        22.00% -  70.00%        5.78               104
Highest CLTV        97.00%        70.01% -  80.00%       30.50               475
Lowest CLTV         22.00%        80.01% -  90.00%       55.70               874
                                  90.01% -  97.00%        8.02               115

                                         RANGE         LEVEL PAY        BALLOON
Wtd Avg Original Term   101.16            64 -  84       0.00%            85.52%
Highest Original Term      360            85 - 120       0.10%             4.72%
Lowest Original Term        64           121 - 180       1.71%             4.29%
                                         181 - 240       0.33%             0.00%
                                         241 - 360       3.32%             0.00%



              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 6 OF 17

FLOATING RATE COLLATERAL SUMMARY CONTINUED


                                         RANGE         LEVEL PAY        BALLOON
Wtd Avg Remaining Term    98.92           64 -  84       0.00%            85.52%

Highest Remaining Term       360           85 - 120       0.10%            4.72%
Lowest Remaining Term         64          121 - 180       1.71%            4.29%
                                          181 - 240       0.33%            0.00%
                                          241 - 360       3.32%            0.00%

Property Type                       Occupancy Status
  Single Family          94.07%     Primary Residence  99.93%
  Other                   5.93%     Other               0.07%

Geographics  OH  15%, MI 14%, IL 11%, MN  9%, AZ  5%



               ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 7 OF 17

FLOATING RATE COLLATERAL SUMMARY CONTINUED

6 MONTH LIBOR Collateral           100%   Periodic Cap 1.0%/1.5%   100%/0%
Wtd Avg Months to Next Rate Roll   4.99

                                      RANGE             % TOTAL          # LOANS
Wtd Avg Margin        5.11%          3.40% -  4.99%       50.01              794
Highest Margin        9.25%          5.00% -  5.99%       37.97              580
Lowest Margin         3.40%          6.00% -  6.99%       10.64              175
                                     7.00% -  7.99%        1.15               16
                                     8.00% -  9.25%        0.22                3

                                      RANGE             % TOTAL          # LOANS
Wtd Avg Life Cap     16.93%        14.88% - 15.99%        5.43                85
Highest Life Cap     23.22%        16.00% - 16.99%       54.41               858
Lowest Life Cap      14.88%        17.00% - 17.99%       28.90               442
                                   18.00% - 18.99%        9.76               162
                                   19.00% - 23.22%        1.49                21

              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 8 OF 17

 % OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%  200%
       IMPLIED SEASONED CPR    0%    15%    20%    25%    30%  40%

Transaction will be priced at 125% of Assumption

CLASS A-1: Expected Rating   (Moodys/S&P) Aaa/AAA; AMBAC Wrap; Legal Final 6/03

Avg Life (yrs)            3.07         0.61         0.52         0.45     0.40     0.33
Mod Duration (yrs)        2.67         0.58         0.49         0.43     0.38     0.32
First Pay (mm/yy)        10/97        10/97        10/97        10/97    10/97    10/97
Last Pay (mm/yy)          6/03        10/98         8/98         7/98     6/98     4/98

CLASS A-2: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal Final 10/04

Avg Life (yrs)              6.80   1.66   1.34   1.15   1.01   0.84
Mod Duration (yrs)          5.40   1.52   1.25   1.08   0.95   0.79
First Pay (mm/yy)           6/03  10/98   8/98   7/98   6/98   4/98
Last Pay (mm/yy)           10/04   2/00   8/99   4/99   2/99  11/98


              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 9 OF 17

 % OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%  200%
       IMPLIED SEASONED CPR    0%    15%    20%    25%    30%   40%

Transaction will be priced at 125% of Assumption

CLASS A-3: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal Final 11/08

Avg Life (yrs)              9.16    3.11     2.42     2.00     1.71    1.35
Mod Duration (yrs)          6.75    2.74     2.17     1.82     1.58    1.26
First Pay (mm/yy)          10/04    2/00     8/99     4/99     2/99   11/98
Last Pay (mm/yy)           11/08   10/01    10/00     3/00    11/99    5/99

CLASS A-4: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal Final  5/12

Avg Life (yrs)             13.05      5.10      3.83      3.05      2.55     1.94
Mod Duration (yrs)          8.61      4.21      3.29      2.69      2.28     1.77
First Pay (mm/yy)          11/08     10/01     10/00      3/00     11/99     5/99
Last Pay (mm/yy)            5/12      3/04      6/02      7/01     10/00     1/00


              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 10 OF 17

% OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%  200%
      IMPLIED SEASONED CPR    0%    15%    20%    25%    30%  40%

Transaction will be priced at 125% of Assumption

CLASS A-5: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal  Final 9/12

Avg Life (yrs)             14.90     6.80       5.08     4.00     3.25    2.41
Mod Duration (yrs)          9.27     5.33       4.19     3.41     2.84    2.16
First Pay (mm/yy)           5/12     3/04       6/02     7/01    10/00    1/00
Last Pay (mm/yy)            9/12     8/04       3/03     1/02     3/01    4/00


              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 11 OF 17

% OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%  200%
      IMPLIED SEASONED CPR    0%    15%    20%    25%    30%   40%

Transaction will be priced at 125% of Assumption

CLASS A-6: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal Final 8/21

Avg Life (yrs)             17.77   8.83   6.87   5.25   4.16    2.91
Mod Duration (yrs)         10.03   6.44   5.32   4.28   3.51    2.56

First Pay (mm/yy)             9/12     8/04     3/03    1/02    3/01   4/00
Last Pay (mm/yy)              8/21    12/08     1/07    7/04   10/02   3/01
Avg Life to call (yrs)       16.38     8.43     6.64    5.25    4.16   2.91
Mod Duration to call (yrs)    9.66     6.23     5.19    4.28    3.51   2.56
First Pay to call (mm/yy)     9/12     8/04     3/03    1/02    3/01   4/00
Last Pay to call (mm/yy)      2/15    12/06     3/05    7/04   10/02   3/01
10% call assumption

              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 12 OF 17

% OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150% 200%
      IMPLIED SEASONED CPR    0%    15%    20%    25%    30%  40%

Transaction will be priced at 125% of Assumption

CLASS A-7: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal  Final  2/29

Avg Life (yrs)               27.25   14.27   12.05    9.92    7.68      4.01
Mod Duration (yrs)           11.77    8.64    7.78    6.80    5.61      3.37
First Pay (mm/yy)             8/21   12/08    1/07    7/04   10/02      3/01
Last Pay (mm/yy)             11/27   11/27   11/27   11/27   11/27      7/02
Avg Life to call (yrs)       17.38    9.21    7.46    7.00    6.06      4.01
Mod Duration to call (yrs)    9.73    6.56    5.62    5.35    4.77      3.37
First Pay to call (mm/yy)     2/15   12/06    3/05    7/04   10/02      3/01
Last Pay to call (mm/yy)      2/15   12/06    3/05   10/04    3/04      6/02
10% call assumption

              ************ SEE PAGE 16 FOR DISCLAIMER************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 13 OF 17

% OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%    200%
      IMPLIED SEASONED CPR    0%    15%    20%    25%    30%     40%

Transaction will be priced at 125% of Assumption

CLASS A-8: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal

Final 12/04
 Avg Life (yrs)                6.78   5.67   5.33   5.02   4.76   4.30
 Mod Duration (yrs)            5.31   4.56   4.34   4.13   3.94   3.62
 First Pay (mm/yy)            10/00  10/00  10/00  10/00  10/00  10/00
 Last Pay (mm/yy)             12/04  10/04   8/04   7/04   2/04   3/03
 Avg Life to call (yrs)        6.78   5.67   5.33   5.02   4.76   4.15
 Mod Duration to call (yrs)    5.31   4.56   4.34   4.13   3.94   3.52
 First Pay to call (mm/yy)    10/00  10/00  10/00  10/00  10/00  10/00
 Last Pay to call (mm/yy)     12/04  10/04   8/04   7/04   2/04   6/02
 10% call assumption

              ************ SEE PAGE 16 FOR DISCLAIMER ************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE
14 OF 17

 % OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%    200%
       IMPLIED SEASONED CPR    0%    15%    20%    25%    30%     40%

Transaction will be priced at 125% of Assumption

CLASS A-9: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal

Final  2/29
 Avg Life (yrs)               10.43   7.94   7.69   7.54   7.45   7.02
 Mod Duration (yrs)            7.21   5.95   5.81   5.73   5.67   5.39
 First Pay (mm/yy)            12/04  10/04   8/04   7/04   2/04   3/03
 Last Pay (mm/yy)              7/27   8/25   6/22   6/19   6/17  11/27
 Avg Life to call (yrs)       10.41   7.78   7.24   7.00   6.46   4.71
 Mod Duration to call (yrs)    7.21   5.87   5.56   5.42   5.08   3.91
 First Pay to call (mm/yy)    12/04  10/04   8/04   7/04   2/04   6/02
 Last Pay to call (mm/yy)      2/15  12/06   3/05  10/04   3/04   6/02
 10% call assumption

              ************ SEE PAGE 16 FOR DISCLAIMER ************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE
15 OF 17

 % OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%    200%
       IMPLIED SEASONED CPR    0%    15%    20%    25%    30%     40%

Transaction will be priced at 125% of Assumption

CLASS A-10: Expected Rating (Moodys/S&P) Aaa/AAA;AMBAC Wrap;Legal

Final 12/28
 Avg Life (yrs)               7.66   4.27   3.59   3.04   2.59    1.91
 Mod Duration (yrs)           5.96   3.56   3.04   2.61   2.25    1.71
 First Pay (mm/yy)           10/97  10/97  10/97  10/97  10/97   10/97
 Last Pay (mm/yy)             5/24   5/24   5/24   5/24   5/24    5/24
 Avg Life to call (yrs)       7.52   4.23   3.55   2.99   2.51    1.79
 Mod Duration to call (yrs)   5.92   3.53   3.02   2.58   2.20    1.62
 First Pay to call (mm/yy)   10/97  10/97  10/97  10/97  10/97   10/97
 Last Pay to call (mm/yy)     2/15  12/06   3/05  10/04   3/04    6/02
 10% call assumption

              ************ SEE PAGE 16 FOR DISCLAIMER ************

EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE
16 OF 17

Neither the Issuer of the Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The above analysis is not intended to be a prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment.
(Continued on next page)


EQCC 1997-3  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE
17 OF 17

No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.

                           [BEAR STEARNS LETTERHEAD]



       EQCC HOME EQUITY LOAN TRUST, SERIES 1997-3: COMPUTATIONAL MATERIALS

FAX TO:                  DATE:
COMPANY:                 # PAGES (incl. cover):
FAX NO:                  PHONE NO:
FROM:                    PHONE NO:

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                             COMPUTATIONAL MATERIALS
                       EQCC HOME EQUITY LOAN TRUST 1997-3


               EQUICREDIT ASSET BACKED CERTIFICATES, SERIES 1997-3

                    $648,425,147 CLASS A SENIOR CERTIFICATES

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                                   DEPOSITORS
                        EQUICREDIT CORPORATION OF AMERICA
                                    SERVICER

                               100% AMBAC GUARANTY

            $55,000,000 CLASS A-1 CERTIFICATES [ ]% PASS-THROUGH RATE $94,400,000 CLASS A-2 CERTIFICATES [ ]% PASS-THROUGH RATE $86,800,000 CLASS A-3 CERTIFICATES [ ]% PASS-THROUGH RATE $78,100,000 CLASS A-4 CERTIFICATES [ ]% PASS-THROUGH RATE $21,700,000 CLASS A-5 CERTIFICATES [ ]% PASS-THROUGH RATE $55,500,000 CLASS A-6 CERTIFICATES [ ]% PASS-THROUGH RATE $33,500,000 CLASS A-7 CERTIFICATES [ ]% PASS-THROUGH RATE $41,000,000 CLASS A-8 CERTIFICATES [ ]% PASS-THROUGH RATE $34,000,000 CLASS A-9 CERTIFICATES [ ]% PASS-THROUGH RATE
              $148,425,147 CLASS A-10 CERTIFICATES ADJUSTABLE RATE

                             COMPUTATIONAL MATERIALS

Fixed Rate Collateral

TOTAL NUMBER OF LOANS              10,222         LEVEL PAY/BALLOON   60%/40%
  TOTAL OUTSTANDING LOAN BALANCE $ 463,431,401         1ST LIEN/2ND LIEN 74%/26%

                                                              RANGE                    % TOTAL     # LOANS
 AVG LOAN BALANCE          $   45,336.67        less than or equal to   24,999.99       10.81       2,899
 HIGHEST BALANCE           $  336,958.05                     25,000 -   49,999.99       31.25       3,988
 LOWEST BALANCE            $    4,065.53                     50,000 -   74,999.99       25.53       1,972
                                                             75,000 -   99,999.99       13.04         706
                                                            100,000 -  336,958.05       19.37         657

                                        RANGE             % TOTAL     # LOANS
 WTD AVG COUPON      10.88%            7.75% -  9.99%       24.41       1,711
 HIGHEST COUPON      17.00%           10.00% - 10.99%       38.35       3,401
 LOWEST COUPON        7.75%           11.00% - 11.99%       20.38       2,490
                                      12.00% - 17.00%       16.87       2,620

                                       RANGE           % TOTAL     # LOANS
 WTD. AVG ORIG CLTV     78.84%      8.00% -  70.00%       19.77       2,278
 HIGHEST CLTV          100.00%     70.01% -  80.00%       33.29       2,950
 LOWEST CLTV             8.00%     80.01% -  90.00%       34.76       3,197
                                   90.01% - 100.00%       12.17       1,797

                                          RANGE         LEVEL PAY   BALLOON
 WTD AVG ORIGINAL TERM   177.18            24 -  84       0.43%      26.26%
 HIGHEST ORIGINAL TERM      360            85 - 120       2.28%       5.88%
 LOWEST ORIGINAL TERM        24           121 - 180      37.63%       7.74%
                                          181 - 240       6.38%       0.03%
                                          241 - 360      13.35%       0.00%



Fixed Rate Collateral (Continued)




                                           RANGE         LEVEL PAY   BALLOON
 WTD AVG REMAINING TERM   176.76           23 -  84       0.48%      26.28%
 HIGHEST REMAINING TERM      360           85 - 120       2.31%       5.87%
 LOWEST REMAINING TERM        23          121 - 180      37.56%       7.74%
                                          181 - 240       6.38%       0.03%
                                          241 - 360      13.35%       0.00%

PROPERTY TYPE
  SINGLE FAMILY          92.41%
  OTHER                   7.59%

OCCUPANCY STATUS
  PRIMARY RESIDENCE      96.99%
  OTHER                   3.01%




 GEOGRAPHICS  FL  13%, NY  7%, PA  6%, CA  5%, OH  5%


ARM Collateral




 TOTAL NUMBER OF LOANS                 1,568     LEVEL PAY/BALLOON   5%/95%
TOTAL OUTSTANDING LOAN BALANCE $ 148,425,147     1ST LIEN/2ND LIEN 100%/ 0%

                                                            RANGE                    % TOTAL     # LOANS
 AVG LOAN BALANCE        $   94,658.89        less than or equal to   24,999.99        0.04           3
 HIGHEST BALANCE         $  350,000.00                     25,000 -   49,999.99        4.94         178
 LOWEST BALANCE          $   15,000.00                     50,000 -   74,999.99       17.44         410
                                                           75,000 -   99,999.99       24.87         422
                                                          100,000 -  350,000.00       52.71         555

                                        RANGE             % TOTAL     # LOANS
 WTD AVG COUPON       7.98%            6.40% -  9.99%       98.11       1,535
 HIGHEST COUPON      11.85%           10.00% - 10.99%        0.94          14
 LOWEST COUPON        6.40%           11.00% - 11.99%        0.95          19

                                         RANGE          % TOTAL     # LOANS
 WTD. AVG ORIG CLTV  82.74%        22.00% -  70.00%        5.78         104
 HIGHEST CLTV        97.00%        70.01% -  80.00%       30.50         475
 LOWEST CLTV         22.00%        80.01% -  90.00%       55.70         874
                                   90.01% -  97.00%        8.02         115

                                            RANGE       LEVEL PAY   BALLOON
 WTD AVG ORIGINAL TERM   101.16            64 -  84       0.00%      85.52%
 HIGHEST ORIGINAL TERM      360            85 - 120       0.10%       4.72%
 LOWEST ORIGINAL TERM        64           121 - 180       1.71%       4.29%
                                          181 - 240       0.33%       0.00%
                                          241 - 360       3.32%       0.00%

                                           RANGE         LEVEL PAY   BALLOON
 WTD AVG REMAINING TERM    98.92           64 -  84       0.00%      85.52%
 HIGHEST REMAINING TERM      360           85 - 120       0.10%       4.72%
 LOWEST REMAINING TERM        64          121 - 180       1.71%       4.29%
                                          181 - 240       0.33%       0.00%
                                          241 - 360       3.32%       0.00%

PROPERTY TYPE
  SINGLE FAMILY          94.07%
  OTHER                   5.93%

OCCUPANCY STATUS
  PRIMARY RESIDENCE      99.93%
  OTHER                   0.07%


 GEOGRAPHICS  OH  15%, MI 14%, IL 11%, MN  9%, AZ  5%

6 MONTH LIBOR COLLATERAL           100%   PERIODIC CAP 1.0%/1.5%  100%/0%
 WTD AVG MONTHS TO NEXT RATE ROLL   4.99

                                      RANGE             % TOTAL     # LOANS
 WTD AVG MARGIN        5.11%         3.40% -  4.99%       50.01         794
 HIGHEST MARGIN        9.25%         5.00% -  5.99%       37.97         580
 LOWEST MARGIN         3.40%         6.00% -  6.99%       10.64         175
                                     7.00% -  7.99%        1.15          16
                                     8.00% -  9.25%        0.22           3

                                      RANGE             % TOTAL     # LOANS
 WTD AVG LIFE CAP     16.93%        14.88% - 15.99%        5.43          85
 HIGHEST LIFE CAP     23.22%        16.00% - 16.99%       54.41         858
 LOWEST LIFE CAP      14.88%        17.00% - 17.99%       28.90         442
                                    18.00% - 18.99%        9.76         162
                                    19.00% - 23.22%        1.49          21




ABS Sensitivity Analysis



 % OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%   200%
       IMPLIED SEASONED CPR    0%    15%    20%    25%    30%    40%

CLASS A-1: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL  6/03

 AVG LIFE (YRS)              3.07   0.61   0.52   0.45   0.40   0.33
 MOD DURATION (YRS)          2.67   0.58   0.49   0.43   0.38   0.32
 FIRST PAY (MM/YY)          10/97  10/97  10/97  10/97  10/97  10/97
 LAST PAY (MM/YY)            6/03  10/98   8/98   7/98   6/98   4/98

CLASS A-2: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL 10/04

 AVG LIFE (YRS)              6.80   1.66   1.34   1.15   1.01   0.84
 MOD DURATION (YRS)          5.40   1.52   1.25   1.08   0.95   0.79
 FIRST PAY (MM/YY)           6/03  10/98   8/98   7/98   6/98   4/98
 LAST PAY (MM/YY)           10/04   2/00   8/99   4/99   2/99  11/98

CLASS A-3: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL 11/08

 AVG LIFE (YRS)              9.16   3.11   2.42   2.00   1.71   1.35
 MOD DURATION (YRS)          6.75   2.74   2.17   1.82   1.58   1.26
 FIRST PAY (MM/YY)          10/04   2/00   8/99   4/99   2/99  11/98
 LAST PAY (MM/YY)           11/08  10/01  10/00   3/00  11/99   5/99

CLASS A-4: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL  5/12

 AVG LIFE (YRS)             13.05   5.10   3.83   3.05   2.55   1.94

 MOD DURATION (YRS)          8.61   4.21   3.29   2.69   2.28   1.77
 FIRST PAY (MM/YY)          11/08  10/01  10/00   3/00  11/99   5/99
 LAST PAY (MM/YY)            5/12   3/04   6/02   7/01  10/00   1/00

CLASS A-5: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL 9/12

 AVG LIFE (YRS)             14.90   6.80   5.08   4.00   3.25   2.41
 MOD DURATION (YRS)          9.27   5.33   4.19   3.41   2.84   2.16
 FIRST PAY (MM/YY)           5/12   3/04   6/02   7/01  10/00   1/00
 LAST PAY (MM/YY)            9/12   8/04   3/03   1/02   3/01   4/00

ABS Sensitivity Analysis (Continued)

 % OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%   200%
       IMPLIED SEASONED CPR    0%    15%    20%    25%    30%    40%

CLASS A-6: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL  8/21

 AVG LIFE (YRS)             17.77   8.83   6.87   5.25   4.16   2.91
 MOD DURATION (YRS)         10.03   6.44   5.32   4.28   3.51   2.56
 FIRST PAY (MM/YY)           9/12   8/04   3/03   1/02   3/01   4/00
 LAST PAY (MM/YY)            8/21  12/08   1/07   7/04  10/02   3/01
 AVG LIFE TO CALL (YRS)     16.38   8.43   6.64   5.25   4.16   2.91
 MOD DURATION TO CALL (YRS)  9.66   6.23   5.19   4.28   3.51   2.56
 FIRST PAY TO CALL (MM/YY)   9/12   8/04   3/03   1/02   3/01   4/00
 LAST PAY TO CALL (MM/YY)    2/15  12/06   3/05   7/04  10/02   3/01

CLASS A-7: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL  2/29

 AVG LIFE (YRS)             27.25  14.27  12.05   9.92   7.68   4.01
 MOD DURATION (YRS)         11.77   8.64   7.78   6.80   5.61   3.37
 FIRST PAY (MM/YY)           8/21  12/08   1/07   7/04  10/02   3/01
 LAST PAY (MM/YY)           11/27  11/27  11/27  11/27  11/27   7/02
 AVG LIFE TO CALL (YRS)     17.38   9.21   7.46   7.00   6.06   4.01
 MOD DURATION TO CALL (YRS)  9.73   6.56   5.62   5.35   4.77   3.37
 FIRST PAY TO CALL (MM/YY)   2/15  12/06   3/05   7/04  10/02   3/01
 LAST PAY TO CALL (MM/YY)    2/15  12/06   3/05  10/04   3/04   6/02

CLASS A-8: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL 12/04

 AVG LIFE (YRS)              6.78   5.67   5.33   5.02   4.76   4.30
 MOD DURATION (YRS)          5.31   4.56   4.34   4.13   3.94   3.62
 FIRST PAY (MM/YY)          10/00  10/00  10/00  10/00  10/00  10/00
 LAST PAY (MM/YY)           12/04  10/04   8/04   7/04   2/04   3/03
 AVG LIFE TO CALL (YRS)      6.78   5.67   5.33   5.02   4.76   4.15
 MOD DURATION TO CALL (YRS)  5.31   4.56   4.34   4.13   3.94   3.52
 FIRST PAY TO CALL (MM/YY)  10/00  10/00  10/00  10/00  10/00  10/00
 LAST PAY TO CALL (MM/YY)   12/04  10/04   8/04   7/04   2/04   6/02
 10% CALL ASSUMPTION

ABS Sensitivity Analysis (Continued)

 % OF PREPAYMENT ASSUMPTION    0%    75%   100%   125%   150%   200%
       IMPLIED SEASONED CPR    0%    15%    20%    25%    30%    40%

CLASS A-9: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL  2/29

 AVG LIFE (YRS)             10.43   7.94   7.69   7.54   7.45   7.02
 MOD DURATION (YRS)          7.21   5.95   5.81   5.73   5.67   5.39
 FIRST PAY (MM/YY)          12/04  10/04   8/04   7/04   2/04   3/03
 LAST PAY (MM/YY)            7/27   8/25   6/22   6/19   6/17  11/27
 AVG LIFE TO CALL (YRS)     10.41   7.78   7.24   7.00   6.46   4.71
 MOD DURATION TO CALL (YRS)  7.21   5.87   5.56   5.42   5.08   3.91
 FIRST PAY TO CALL (MM/YY)  12/04  10/04   8/04   7/04   2/04   6/02

 LAST PAY TO CALL (MM/YY)    2/15  12/06   3/05  10/04   3/04   6/02
 10% CALL ASSUMPTION           0%    15%    20%    25%    30%    40%
 CPR

CLASS A-10: EXPECTED RATING (MOODYS/S&P) Aaa/AAA;AMBAC WRAP;LEGAL FINAL 12/28

 AVG LIFE (YRS)               7.66   4.27   3.59   3.04   2.59   1.91
 MOD DURATION (YRS)           5.96   3.56   3.04   2.61   2.25   1.71
 FIRST PAY (MM/YY)           10/97  10/97  10/97  10/97  10/97  10/97
 LAST PAY (MM/YY)             5/24   5/24   5/24   5/24   5/24   5/24
 AVG LIFE TO CALL (YRS)       7.52   4.23   3.55   2.99   2.51   1.79
 MOD DURATION TO CALL (YRS)   5.92   3.53   3.02   2.58   2.20   1.62
 FIRST PAY TO CALL (MM/YY)   10/97  10/97  10/97  10/97  10/97  10/97
 LAST PAY TO CALL (MM/YY)     2/15  12/06   3/05  10/04   3/04   6/02
 10% CALL ASSUMPTION